UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

February 14, 2011
Date of Report (Date of earliest event reported)

AgFeed Industries, Inc.
(Exact name of registrant as specified in its charter)

Nevada	001-33674	20-2597168
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Ident. No.)

Suite A1001-1002, Tower 16, Hengmao Int’l Center Nanchang City, Jiangxi Province, China		330003
(Address of principal executive offices)		(Zip Code)

86-791-6669093
Registrant’s telephone number, including area code

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 14, 2011, Dr. Songyan Li resigned as Chairman of the Board of Directors and as a director of AgFeed Industries, Inc. (the “Company”).  Also on February 14, 2011, Junhong Xiong resigned as President and Chief Executive Officer and as a director of the Company.  Neither resignation was the result of any disagreement with the Company on any matter relating to its operations, policies or practices.  Dr. Li beneficially owns 1,826,328 shares of the Company’s common stock.  Of such shares, 1,080,000 shares have been pledged as security for a personal loan.  Mr. Xiong beneficially owns 4,086,074 shares of the Company’s common stock.  Of such shares, 1,680,000 shares have been pledged as security for a personal loan.

John A. Stadler, a director of the Company, was elected as Chairman of the Board of Directors of the Company and has been appointed as Interim President and Chief Executive Officer of the Company until a replacement is appointed.  Mr. Stadler, age 67, served as chairman of the board of directors of M2 P2, LLC, a leading U.S. hog production company (“M2P2”), from its formation in 2004 until its acquisition by the Company on September 13, 2010.  Since September 13, 2010, Mr. Stadler has served as a member of the Company’s board of directors and as a member on each of the Audit Committee, the Compensation Committee, and the Nominating and Corporate Governance Committee.  For more information regarding Mr. Stadler, reference is made to the Company’s Current Report on Form 8-K filed on September 17, 2010.

Also on February 14, 2011, Edward Pazdro was appointed Chief Financial Officer of the Company.  As previously reported in the Company’s Current Report on Form 8-K filed on November 16, 2010, Mr. Pazdro had been serving as Acting Chief Financial Officer of the Company.  For additional information regarding Mr. Pazdro, reference is made to Item 5.02 of the Current Report on Form 8-K referenced in the prior sentence.

For additional information, reference is made to the press release, which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits:

99.1	Press release, dated February 14, 2011, of AgFeed Industries, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGFEED INDUSTRIES, INC.

Dated: February 16, 2011

	By:	/s/ Gerard Daignault
Gerard Daignault
Chief Operating Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release, dated February 14, 2011, of AgFeed Industries, Inc.